TRANSAMERICA FUNDS

Supplement to the Currently Effective Prospectus, Summary Prospectuses and

Statement of Additional Information

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Transamerica ClearTrack® 2015

Transamerica ClearTrack® 2020

The Board of Trustees has approved the liquidation of Transamerica ClearTrack® 2015 and Transamerica ClearTrack® 2020 (each, a “fund” and together, the “funds”) effective on or about February 21, 2025.

Each fund was closed to all investments on February 11, 2025. In addition, each fund has no shareholders.

Following the liquidation of each fund, all references to each fund are deleted in their entirety from the Prospectus and the Statement of Additional Information.

Investors Should Retain this Supplement for Future Reference

February 21, 2025